U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2017

MEDICINE MAN TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-55450	46-5289499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

4880 Havana Street

Suite 201

Denver, Colorado 80239

(Address of principal executive offices)

(303) 371-0387

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

Effective July 25, 2017, we consummated the acquisition of Denver Consulting Group LLC, a Colorado limited liability company (“DCG”). On July 21, 2017 we executed the applicable Share Exchange Agreement and on July 25, 2017, we filed the Statement of Share Exchange with the Colorado Secretary of State’s office, which was the final condition that was needed to be met to make the transaction effective. A copy of the definitive Share Exchange Agreement is attached to this report as exhibit 10.7 and incorporated herein as if set forth.

Upon filing of Statement of Share Exchange we issued an aggregate of 2,258,065 shares of our common stock to the DCG members in exchange for 100% of their issued and outstanding member interests. As a result, DCG is now a wholly owned subsidiary of our Company. The transaction with DCG did not result in a change in our current management.

Upon completion of this acquisition we have assumed DCG’s assets, liabilities and plans of operation, described below.

Business of Denver Consulting Group LLC

History

DCG was formed in August 2014 in Colorado, established by a partnership group of experienced cannabis business professionals who recognized the need for quality compliance and operational consulting to support the wave of marijuana legalization both nationally and globally. Since inception DCG has provided both medical and retail marijuana organizations with proven methods to improve operations, increase compliance with all state and local regulations, train staff, develop customized compliant packaging solutions, increase security, create employee handbooks, build brands, create customer loyalty, and more. DCG offers its services to virtually every type of business in the cannabis industry, including growers, manufacturers, processors, and retailers.

DCG’s primary founding members, Greg Gamet, Justin Jones, and Bryan Sullivan co-founded JGB Ventures, LLC, dba DANK(“ DANK”) and opened DANK Medical Dispensary in September 2009.  Jay Griffin and Dan Glenn joined the DANK team in 2010 and 2013, respectively, as operational managers responsible for full implementation of compliant standard operating procedures and the health and safety of the patients they served. In January 2014, DANK was issued one of the first five recreational dispensary licenses in Colorado.

Being involved in the everyday operations of two successful branches of DANK, the owners noticed a lack of American distribution companies providing quality child safe packaging for the cannabis industry.  In the same year (2014), Kush Bottles Colorado was founded to fill this void and quickly became the industry leader in child safe packaging. The continual success of both DANK dispensaries, combined with Kush Bottles organically created an extensive network of cannabis professionals whom continually turned to Greg, Justin, and the other owners as the leading experts in running successful, compliant, holistic cannabis businesses. Recognizing yet another unmet need in the cannabis industry, Frank Falconer joined the team and created the founding ownership group of Denver Consulting Group.

DCG’s founding vision was to work with clients to develop custom business strategies based on industry best practices for the burgeoning cannabis industry. Their expertise in cannabis regulations, dispensary compliance, overall business operations and marijuana cultivation have ensured the successes of clients in the continually evolving cannabis industry. DCG has also provided general consultation to help new potential cannabis business owners and investors start up successful ventures, streamline and improve current operations, and enhance revenues at several other cannabis-related companies nationwide. Overall, consulting services have ranged from licensing and application support, including all documentation surrounding cultivation, dispensary, and processing Standard Operating Procedures such as employee handbooks, compliance logs, and training manuals, to new marijuana business plans including cultivation, security, operations, staffing, sales tracking, accounting, site selection and community outreach, to Seed to Sale METRC Training, MED Compliance Audits, Staffing, Operation & Security Plans for existing operations.

2

Operations

DCG has active clients in Colorado, Alaska, Washington, Oregon, California, Michigan, Illinois, Arkansas, Rhode Island, Maryland, Pennsylvania, Massachusetts, New York, and Florida as well as Puerto Rico and Australia. DCG has successfully support winning applications in Colorado, Alaska, Oregon, California, Illinois, Maryland, and Puerto Rico. More recently, the company has added new offices in Oregon and intends to add a significant presence in California in concert with us. DCG’s 1st quarter of FY 2017 produced just over $450,000 of income and generated profitable operations.

While DCG services are somewhat similar to those offered by us, it has tended to focus on work through application filing while we have offered support through deployment and becoming operational.  DCG was one of the first companies to offer classes to the public. The classes included: Labeling and Packaging, METRC Training (beginning and advanced), Compliance Training (Store), Orientation Classes, Cultivation Compliance, and other custom classes.

Like us, DCG’s marketing efforts have been limited to trade show, web presence, referrals, and professional relationships via speaking and other such education engagements at trade shows and other industry gatherings.

Below is a summary of the unaudited financial information of DCG.

Statement of Operations:

	Year Ended December 31,
	2016	2015

Revenues	$580,707	$437,375
Cost of Goods Sold	$272,878	$201,796
Total Operating Expense	$313,262	$191,886
Taxes Paid	$–	$–
Net Income (Loss) from Operations	$(5,433)	$43,693

Balance Sheet:

Year Ended December 31, 2016

Cash	$32,495
Current assets	$78,059
Total assets	$116,267
Current liabilities	$116,305
Total liabilities	$116,305
Total stockholders’ equity (deficit)	$(38)

Our Operations after the DCG Acquisition

Following the Transactions our current business activities will remain but are expected to be significantly enhanced. Our directors and executive officers will remain as they consist currently.

Employees

As a result of the acquisition of DCG we anticipate that the aggregate number of employees will increase to sixteen (16) including four additional full time employees in project management or technical writing operations. None of DCG’s employees is represented by a labor union or a collective bargaining agreement. DCG considered its relations with its employees to be good.

3

Facilities

As a result of the acquisition of DCG we have not assumed any additional locations or lease arrangements. We anticipate consolidating DCG’s current operations into our current principal place of business.

Financial Statements of DCG

Pursuant to the terms of the DCG Agreement, DCG is obligated to provide us with an independent audited financial statement for the prior two fiscal years and any interim periods, which shall be filed as an amendment to this Form 8-K and which shall be filed with the US Securities and Exchange Commission within 75 days of the Effective Date.

Item 7.01 Regulation FD Disclosure

Our Press Release relating to the acquisition of DCG described above is attached as Exhibit 99.4 and is hereby incorporated as if set forth.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits. The following exhibits are included in this report:

No.	Description
10.7	Share Exchange Agreement with Denver Consulting Group LLC
99.3	Press Release Announcing Acquisition of Denver Consulting Group LLCs

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.
(Registrant)

Dated: July 26, 2017	By:	/s/ Brett Roper
Brett Roper, Chief Executive Officer

5